UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2008

MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23016	13-3714405
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Ident. No.)

11445 Cronhill Drive, Owing Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 12, 2008, Medifast, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On March 12, 2008, Medifast, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits

Exhibits pursuant to Item 2.02

99.1	Press release dated March 12, 2008, announcing financial results for the quarter and year ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

Dated: March 12, 2008

/s/ Michael S. McDevitt
Michael S. McDevitt
Chief Executive Officer